                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Bridgeway Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

      1)    Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      4)    Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

      5)    Total fee paid:
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[ ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
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      2)    Form, Schedule or Registration Statement No.:
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      3)    Filing Party:
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      4)    Date Filed:
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                                       1

[BRIDGEWAY FUNDS LOGO]

February 14, 2005

Dear Shareholder,

The Board of Directors of Bridgeway Funds, Inc. cordially invites you to attend a Special Meeting of the Shareholders of the following Bridgeway Funds:

     -     Aggressive Investors 1 Fund

     -     Aggressive Investors 2 Fund

     -     Micro-Cap Limited Fund

     -     Small-Cap Growth Fund

     -     Small-Cap Value Fund

     -     Large-Cap Growth Fund

     -     Large-Cap Value Fund

The meeting will be held Wednesday, March 30, 2005 at 10:00 a.m., at the office of Bridgeway Funds, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005.

During the shareholder meeting, we will be addressing the approval of amendments to the Management Agreement for the listed funds. Shareholders of all of the listed funds will be asked to approve changes to the method for calculating the performance based portion of the advisory fee paid under the Management Agreement. The shareholders of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Micro-Cap Limited Fund will also be asked to approve additional changes to the provisions of the Management Agreement which could lower shareholder expenses or protect shareholders from high expense ratios in certain market environments. The Board of Directors believes those proposed changes are in the best interests of shareholders.

YOUR VOTE IS IMPORTANT. If you plan to attend the shareholder meeting in person, please notify us by calling the Bridgeway Funds office at 800-661-3550, extension 8208, so that we can reserve a seat for you. Whether or not you are able to attend, it is important that your shares be represented at the shareholder meeting. If we do not receive a quorum of votes, additional expense will be incurred to "get out the vote." Accordingly, we urge you to vote and submit your proxy according to the enclosed instructions at your earliest convenience in order to ensure the presence of a quorum.

On behalf of the Board of Directors, I extend our appreciation for your continued support and investment.

                                    Yours sincerely,

                                    John Montgomery
                                    President

                            IMPORTANT INFORMATION FOR
                          BRIDGEWAY FUNDS SHAREHOLDERS

                               QUESTIONS & ANSWERS

Please read the complete text of the enclosed Proxy Statement. For your convenience, we have provided a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposal, please email us at proxy@bridgeway.com or call us at 800-661-3550, extension 8208. We appreciate your investing with Bridgeway Funds, and look forward to a continuing relationship.

Q.    Why am I receiving a Proxy Statement?

A. The Board of Directors has called this special shareholder meeting to submit for shareholder approval certain amendments to the Management Agreement between Bridgeway Funds and its investment adviser, Bridgeway Capital Management, Inc. (the "Adviser"), as more fully described in the enclosed materials. As a shareholder of a fund affected by the proposed amendments, you are provided the opportunity to vote on the proposals. Each share you owned as of January 14, 2005 entitles you to one vote, and each fractional share entitles you to a corresponding fractional vote. The Adviser's address is 5615 Kirby Drive, Suite 518, Houston, Texas 77005.

Q.    What are the key business issues?

A. The issues for this meeting involve approval of amendments to the Management Agreement for Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund (each a "Fund" and collectively, the "Funds"). The Investment Company Act of 1940 requires any material change in a mutual fund's investment advisory agreement be approved by shareholder vote.

Q.    Why is it necessary to amend the existing Management Agreement?

A. On September 15, 2004, the Securities and Exchange Commission (the "SEC") accepted a settlement offer with the Adviser regarding an administrative proceeding against the Adviser concerning non-compliance with Section 205 and Rule 205-2 of the Investment Advisers Act of 1940, dealing with calculation of performance fees for the Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Micro-Cap Limited Fund (the "Affected Funds").

      In addition to a Base Advisory Fee for advisory services paid by each Fund to the Adviser, the Management Agreement provides for performance adjustment to the Base Advisory Fee for the Affected Funds, depending upon how a Fund performed compared to its benchmark index over a five-year trailing period. Once the relative performance difference was determined, an adjustment of +/- 0.70% times the average daily net assets over the current period was applied to arrive at the current period's management fee. The SEC determined that this was incorrect and that the performance adjustment percentage should be applied to the average of daily net assets over the five-year performance period, rather than applied to average daily net assets over the current period. In an environment of steadily increasing net assets, Bridgeway's previous incorrect methodology resulted in a higher fee when a Fund's performance was beating its benchmark index (and a lower fee if a Fund lagged its benchmark index) versus the correct methodology.

      The Board of Directors responded to these concerns by approving amendments to the Management Agreement for all the Funds relating to the calculation of the management fees, and applied the amendment retroactively as of March 23, 2004. While the Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund were not included in the SEC action because they had not yet paid any performance fees, the Management Agreement provided for a similar performance fee calculation for those Funds as for the Affected Funds but with performance adjustments of 0.05% times the average daily net assets. The Board is now seeking shareholder approval of those changes to the Management Agreement, and approval of additional changes to the Management Agreement for Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Micro-Cap Limited Fund described below.

      As part of the settlement with the SEC, the Adviser has agreed to reimburse persons holding shares of the Affected Funds prior to March 23, 2004, for any overpayments of advisory fees. The reimbursement will be made pursuant to a plan of distribution prepared by an independent distribution consultant in consultation with the Adviser and the staff of the Securities and Exchange Commission. The plan of distribution will describe the methodology to be used to calculate the payments due to eligible shareholders and the procedures to be used to locate and provide notice to eligible shareholders. More information on the settlement or status of the distribution can be found at www.bridgeway.com.

Q. What additional change is being proposed for Aggressive Investors 1 Fund and Micro-Cap Limited Fund?

A. Presently, the Adviser reimburses the Funds for operating expenses to ensure that total annual operating expenses of the Funds do not exceed certain expense limitations. By approving the proposed amendments, the limitation on total operating expenses for Aggressive Investors 1 Fund will be reduced from 2.00% to 1.80% and the limitation on total operating expenses for Micro-Cap Limited Fund will be reduced from 1.90% to 1.85%.

Q.    What additional changes are being proposed for Aggressive Investors 2
      Fund?

A. Three additional changes are proposed for Aggressive Investors 2 Fund. First, a new break-point will be added to reduce the base advisory fee to 0.80% of average daily net assets above $1 billion. Second, the performance fee adjustment component of the management fee will be reduced from +/- 70 bps to +/- 30 bps. Third, the Adviser reimburses the Fund for operating expenses to ensure that total annual operating expenses of the Fund do not exceed certain expense limitations, and by approving the proposed amendments, the limitation on total operating expenses for the Fund will be reduced from 1.90% to 1.75%.

Q.    Why are these additional changes being proposed?

A. The Board has approved the reduced expense limitations in order to protect shareholders from high expense ratios that could result in certain market conditions as a result of implementing the new performance fee calculation. The Board has approved reducing the base management fee to 0.80% for net assets above $1 billion for Aggressive Investors 2 Fund in order to take advantage of economies of scale. Decreasing the performance adjustment rate for Aggressive Investors 2 Fund is intended to provide for lower potential expense volatility for that Fund. The Board believes that all of the changes are in the best interests of the shareholders.

Q. Were these changes required by the settlement between the Adviser and the SEC?

A. Proposal 1, which seeks approval of changes to the calculation of the management fees paid by the Funds under the Management Agreement, is a requirement of the settlement between the Adviser and the SEC. In addition, as part of this settlement, the Adviser is to pay the costs for this special meeting. The Proposals to reduce the operating expense limitations for all of the Affected Funds, as well as the Proposals for Aggressive Investors 2 Fund to reduce the performance adjustment range and the base management fee for assets above $1 billion, were approved by the Funds' Board of Directors and the Adviser to provide greater protection to the shareholders of the Fund and were not required as part of the settlement.

Q. How will you determine the number of shares of Bridgeway Funds that I get to vote?

A. The Board declared January 14, 2005 as the date of record for shareholders entitled to vote. This means that if you were a shareholder in any of the Funds as of the close of business on that date, you are entitled to one vote for each share that was registered in your name at that time, and each fractional share entitles you to a corresponding fractional vote.

Q.    What happens if I don't send in my Proxy?

A. If you choose not to send in your Proxy, you miss the opportunity to express your opinion on these issues by means of the Proxy voting process. However, you may come to the meeting and vote in person. Also, a quorum is more difficult to reach if shares are not represented by vote in person or by Proxy. According to the By-Laws of Bridgeway Funds, a quorum of one-third of the shares outstanding for each Fund is needed to have a valid shareholder meeting for that Fund, since the shareholders of the Funds will be voting separately on the proposals. We suggest you sign and return the Proxy regardless of how you choose to vote. Additional costs of solicitation and an adjourned meeting can be avoided if shareholders return their Proxies in a timely manner.

Q.    Who is paying the expenses related to the shareholder meeting?

A. The cost of this meeting, including the printing and mailing of Proxies, while normally an expense to shareholders, will be borne by the Adviser. In addition to solicitation through the mail, Bridgeway Funds, in order to obtain the requisite representation of shareholders, may solicit Proxies personally by its officers, the Adviser's staff, or a third-party soliciting agency. The cost of any additional solicitation will also be borne by the Adviser.

Q.    How do the Directors of Bridgeway Funds suggest that I vote?

A. After careful consideration, the Directors of Bridgeway Funds unanimously recommend that you vote "FOR" the proposals on the enclosed Proxy.

Q.    Will my Proxy make a difference?

A. Your Proxy is needed to ensure that a quorum is achieved and that the proposals can be acted upon. Your immediate response on the enclosed Proxy will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in voting on these matters.

Q.    How do I submit my Proxy? What about phone and Internet voting?

A. You can submit your Proxy and vote your shares by completing and signing the enclosed Proxy and mailing it in the enclosed postage-paid envelope. You may also use the telephone, facsimile, or Internet access described on the Proxy. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-661-3550, extension 8208.

Q.    How do I sign the Proxy?

A. Proxies must be properly executed by signing and dating them where indicated. When Proxies are not signed as required by law, we must take additional steps to validate your vote. The following guide was prepared to help you choose the proper format for signing your proxy:

      1. Individual Accounts: Your name should be signed exactly as it appears on the Proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the Proxy card.

      3. All other accounts should show the capacity of the individual signing, such as Trustee, Executor, etc.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

                              BRIDGEWAY FUNDS, INC.
                           5615 KIRBY DRIVE, SUITE 518
                              HOUSTON, TEXAS 77005

                           AGGRESSIVE INVESTORS 1 FUND
                           AGGRESSIVE INVESTORS 2 FUND
                             MICRO-CAP LIMITED FUND
                              SMALL-CAP GROWTH FUND
                              SMALL-CAP VALUE FUND
                              LARGE-CAP GROWTH FUND
                              LARGE-CAP VALUE FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the investment portfolios of Bridgeway Funds, Inc. ("Bridgeway Funds") identified above (each a "Fund" and collectively, the "Funds"), will be held at the offices of Bridgeway Funds, 5615 Kirby Drive, Suite 518, Houston, Texas 77005 on Wednesday, March 30, 2005 at 10:00 a.m. for the following purposes:

      (1) For each of the Funds, to approve an amendment to the Management Agreement between Bridgeway Funds and Bridgeway Capital Management, Inc. to change the method for calculating the performance based portion of the advisory fee paid by each Fund.

      (2) For Aggressive Investors 1 Fund and Micro-Cap Limited Fund, to approve a change to the Management Agreement that would lower the limitation on total annual operating expenses paid by the Funds.

      (3) For Aggressive Investors 2 Fund, to approve changes to the Management Agreement that would establish a new break-point for a reduction in the base advisory fee, reduce the range of the performance based adjustment to the advisory fee and lower the limitation on total annual operating expenses paid by the Fund.

      (4) To consider and act upon such other business as may properly come before the special meeting or before any adjournment thereof.

Shareholders of record at the close of business on the day of January 14, 2005 are entitled to vote at the special meeting or any adjournment thereof.

                                     By order of the Board of Directors

February 14, 2005                    Joanna Barnhill, Secretary

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting, please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the accompanying postage prepaid envelope. Alternatively, you can vote your shares via phone, fax or the internet as described in the enclosed proxy.

                              BRIDGEWAY FUNDS, INC.
                           5615 KIRBY DRIVE, SUITE 518
                              HOUSTON, TEXAS 77005.

                           AGGRESSIVE INVESTORS 1 FUND
                           AGGRESSIVE INVESTORS 2 FUND
                             MICRO-CAP LIMITED FUND
                              SMALL-CAP GROWTH FUND
                              SMALL-CAP VALUE FUND
                              LARGE-CAP GROWTH FUND
                              LARGE-CAP VALUE FUND

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 30, 2005

                               GENERAL INFORMATION

The enclosed Proxy is solicited by the Board of Directors of Bridgeway Funds, Inc. ("Bridgeway Funds") in connection with a Special Meeting of Shareholders ("Meeting") of the investment portfolios of Bridgeway Funds identified above (each a "Fund" and collectively the "Funds"), or any adjournment thereof. This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about February 14, 2005.

The table below summarizes which Fund's shareholders are being solicited to vote for a given proposal:

                  Proposal                            Solicited Funds
---------------------------------------------   ---------------------------
Proposal 1: To Approve Amendment To             Aggressive Investors 1 Fund
Management Agreement for the Performance Fee    Aggressive Investors 2 Fund
Calculation                                     Micro-Cap Limited Fund
                                                Small-Cap Growth Fund
                                                Small-Cap Value Fund
                                                Large-Cap Growth Fund
                                                Large-Cap Value Fund

Proposal 2: Approval of Further Amendments to   Aggressive Investors 1 Fund
the Management Agreement for Aggressive         Micro-Cap Limited Fund
Investors 1 Fund and Micro-Cap Limited Fund
to lower the total annual operating expense
limitation

Proposal 3: Approval of Further Amendments to   Aggressive Investors 2 Fund
the Management Agreement for Aggressive
Investors 2 Fund to lower the total annual
operating expense limitation, to reduced the
performance fee adjustment range and add an
additional Base Advisory Fee break point

At the close of business on January 14, 2005, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the Meeting, the outstanding shares of common stock of the Funds were as follows:

Aggressive Investors 1 Fund      6,662,123.245
Aggressive Investors 2 Fund      8,408,460.651
Micro-Cap Limited Fund           6,009,384.773
Small-Cap Growth Fund            4,699,820.251
Small-Cap Value Fund             3,513,689.788
Large-Cap Growth Fund            4,233,766.215
Large-Cap Value Fund             2,109,897.502

Each share is entitled to one vote with respect to the applicable matters presented for action at the Meeting, and each fractional share entitles you to a corresponding fractional vote. See "Security Ownership of Certain Beneficial Owners" for details of ownership of shares of the Funds by the officers and directors of Bridgeway Funds and other large shareholders' holdings.

The affirmative vote of a majority of the shares of each Fund's outstanding voting securities is required for approval of Proposal 1 for each respective Fund. The affirmative vote of a majority of the shares of the outstanding voting securities of Aggressive Investors 1 Fund and Micro-Cap Limited Fund is required for approval of Proposal 2 for those Funds, respectively, and the affirmative vote of a majority of the shares of the outstanding voting securities of Aggressive Investors 2 is required for approval of Proposal 3. As used in this Proxy Statement, the term "majority" means the holders of the lesser of (1) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares of the Fund.

Proxies will be voted in accordance with the instructions contained therein; if a Proxy gives no instruction as to how to vote on a proposal, the Proxy will be voted in favor of the proposal. If a shareholder or his nominee does not submit a Proxy, the shares will not be voted. Proxies marked "abstain" will be treated as shares present at the meeting and will be treated as votes against a proposal. A shareholder may revoke his Proxy at any time prior to use by written notice to Bridgeway Funds, by executing and filing a subsequently dated Proxy, or by voting in person at the meeting.

Broker non-votes (that is, Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting and will be treated as votes against a proposal. The cost of solicitation, including the printing and mailing of Proxies, will be borne by Bridgeway Capital Management, Inc., the Funds' investment adviser (the "Adviser"). In addition to solicitation through the mails, Bridgeway Funds may, if necessary to obtain the requisite representation of shareholders, solicit Proxies personally by its officers, the Adviser's staff or a third-party solicitation agency specially engaged for such purpose.

ANNUAL REPORT AND STATEMENT OF ADDITIONAL INFORMATION

Bridgeway Funds will provide, without charge, to each person solicited by this Proxy Statement, on the oral or written request of any such person, a copy of Bridgeway Fund's most recent Annual Report and most recent Semi-Annual Report as filed with the Securities and Exchange Commission. Oral requests may be made by contacting Bridgeway Funds at 800-661-3550, extension 8208. Written requests should be sent to the address of Bridgeway Funds appearing on the first page of this Proxy Statement.

INFORMATION RELATED TO ALL PROPOSALS

INTRODUCTION

The Management Agreement dated October 22, 2003 between Bridgeway Funds and the Adviser was approved at a special meeting of all Bridgeway Funds shareholders held on October 22, 2003. The Management Agreement was submitted to a vote of the shareholders on that date in order to create one core Management Agreement to be used by all Funds with any fund-specific terms attached to the core document as an Exhibit.

The Exhibits to the Management Agreement have been amended by the Board of Directors in response to a settled SEC enforcement action against the Adviser. The Board of Directors amended the Exhibits to the

Management Agreement to alter the calculation of advisory fees paid by the Funds. The shareholders of the Funds are being asked to approve those changes to the Exhibits to the Management Agreement.

The Board has also determined that it would be in the best interests of the shareholders of the Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Micro-Cap Limited Fund to amend the Exhibits to the Management Agreement for those Funds by decreasing the limitations on total annual operating expenses paid by those Funds. In addition, the Board believes it to be in the best interests of the Aggressive Investors 2 Fund shareholders to add a break point to its base advisory fee and lower its performance fee adjustment percentage range. The Board has approved amendments to the Exhibits to the Management Agreement for those Funds accordingly subject to shareholder approval.

The shareholders of the Funds are now asked to approve the amendments to the Management Agreement as described above. A copy of the Management Agreement and the amended Exhibits for each of the Funds is attached as Exhibit A.

INVESTMENT ADVISER INFORMATION

The Adviser will continue to act as the investment adviser under the Management Agreement. The Adviser is controlled by John N.R. Montgomery and his family. The chart below lists the name, address and principal occupation of the Adviser's principal executive officer and directors, as well as any employee of the Adviser that is also an officer or director of Bridgeway Funds.

                                                       Principal          Position at
        Name                    Address                Occupation       Bridgeway Funds
--------------------  ---------------------------  -------------------  ---------------
John N.R. Montgomery  5615 Kirby Drive, Suite 518  President, Director  President and
                      Houston, Texas 77005-2448    and Investment       Director
                                                   Manager, Bridgeway
                                                   Capital Management,
                                                   Inc.

Michael D. Mulcahy    5615 Kirby Drive, Suite 518  Director and Staff   Director
                      Houston, Texas 77005-2448    Member, Bridgeway
                                                   Capital Management,
                                                   Inc.

Linda Giuffre         5615 Kirby Drive, Suite 518  Chief Compliance     Treasurer and
                      Houston, Texas 77005-2448    Officer              Chief Compliance
                                                                        Officer

Ann Montgomery        5615 Kirby Drive, Suite 518  Educational          None
                      Houston, Texas  77005-2448   Consultant

Frank Montgomery      5615 Kirby Drive, Suite 518  General Partner of   None
                      Houston, Texas 77005-2448    Real Estate firm

Glen W. Feagins       5615 Kirby Drive, Suite 518  Chief Financial      None
                      Houston, Texas 77005-2448    Officer

During the most recently completed fiscal year, Bridgeway Funds paid aggregate fees of $7,168,607 to the Adviser on behalf of the Funds. Payments made by Bridgeway Funds to the Adviser under the Management Agreement for the Funds were as follows after fee waivers and expense reimbursements: Aggressive Investors 1
Fund: $5,237,599; Aggressive Investors 2 Fund: $833,312; Micro-Cap Limited Fund:
$1,001,581; Small-Cap Value Fund: $6,185; Small-Cap Growth Fund: $51,192; Large-Cap Value Fund: $0; and Large-Cap Growth Fund: $43,670. The four latter Funds were not added as investment portfolios until October 31, 2003 and therefore the fees paid for those Funds during the fiscal year ended June 30, 2004 do not represent a full year's payment.

On July 1, 2004, Bridgeway Funds also entered into a Master Administrative Services Agreement with the Adviser. Under this Agreement, the Adviser acts as the administrator for the Funds, providing certain administrative services not required under the terms of the Management Agreement and monitoring the activities of other service providers. As compensation for these services, Bridgeway Funds has agreed to reimburse the Adviser for expenses incurred in connection with providing services pursuant to the Agreement.

The Adviser also serves as the investment adviser to other investment portfolios of Bridgeway Funds, whose shareholders are not being solicited by this Proxy Statement. The table below provides information about other funds, managed by the Adviser, that have the same investment objectives as the Funds that are the subject of this Proxy Statement.

                                         Value of Fund's                       Has Adviser Agreed to
                 Fund(s) with Similar     Net Assets on         Rate of           Waive or Reduce
     Name             Objectives        December 31, 2004    Compensation          Compensation?
--------------  ----------------------  -----------------  -----------------  -----------------------
Ultra-Small     Micro-Cap Limited         $117,348,073     0.90% of fund's    Yes, to the extent
Company Fund    Fund;                                      average daily net  necessary to ensure the
                                                           assets up to       fund's expenses do not
                Small-Cap Growth Fund;                     $250,000,000;      exceed 2% of the value
                                                                              of its average net
                Small-Cap Value Fund;                      0.875% of the      assets.
                                                           next
                Large-Cap Growth Fund                      $250,000,000
                                                           of such assets;

                                                           0.85% of such
                                                           assets over
                                                           $500,000,000

Ultra-Small     Micro-Cap Limited         $805,950,036     0.50% of the       Yes, to the extent
Company Market  Fund;                                      fund's average     necessary to ensure the
Fund                                                       daily net asset    fund's expenses do not
(passively      Small-Cap Growth                           value              exceed 0.75% of the
managed)        Fund;                                                         value of its average
                                                                              net assets.
                Small-Cap Value Fund

                Large-Cap Growth Fund

Blue Chip 35    Large-Cap Value Fund       $39,260,919     0.08% of the       Yes, to the extent
Index Fund                                                 fund's average     necessary to ensure the
                                                           daily net asset    fund's expenses do not
                                                           value              exceed 0.15% of the
                                                                              value of its average
                                                                              net assets.

BOARD ACTIONS ON THE MANAGEMENT AGREEMENT

On March 23, 2004, the SEC notified the Adviser that it had begun a formal investigation against the Adviser into the calculation methodology of performance-adjustment fees on certain Bridgeway Funds. On April 20, 2004, the Board of Directors met to address concerns raised by the SEC. The SEC charged that the Adviser's fee for Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Micro-Cap Limited Fund was being calculated incorrectly under the Management Agreement. Taking the SEC concerns under consideration and in a desire to obtain compliance with Rule 205-2 of the Investment Company Act, the Board approved amendments to the advisory fee calculation for the Funds in the Management Agreement and applied the amendments retroactively by making the effective date March 23, 2004.

At the Board's June 16, 2004 meeting, called specifically to approve continuation of the Management Agreement with the Adviser, Bridgeway Funds' Board considered, among other things:

      1. how Bridgeway Funds' expense ratios compare with those of comparable funds,

      2. the impact of economies of scale on advisory fees for Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds, (As assets in the Funds grow, advisory fees automatically decline.)

      3. the advisory fee schedule for Ultra-Small Company Market Fund created with a large asset base in mind,

      4. the Adviser's profits and cash position presented in its financial statements,

      5. the performance of Bridgeway Funds' shares relative to their peers and respective benchmarks, and

      6.    accounting, transfer agency, and custodial costs.

Specifically, the Board noted that the Adviser utilizes its own proprietary quantitative models and trading strategies for purposes of managing the Funds. In addition, the Adviser provided the Bridgeway Funds' Board information comparing the advisory fees each Fund pays to the average advisory fees paid by other funds in a comparable fund category. The Board considered that for those Funds in which the Bridgeway Funds' advisory fee exceeded the category average, the higher fee was the result of application of the Fund's performance fee and that the Fund's performance has been higher, relative to their benchmarks, over a trailing five-year average. The Board also considered that the fees the Adviser charges to the Funds have generally been less than the fees the Adviser charges separately managed accounts. The Board reviewed the financial statements of the Adviser and considered the costs to the Adviser to provide the advisory services to the Funds and the profits the Adviser earned in providing such advisory services. Finally, the Board considered that for Aggressive Investors 1 Fund and Micro-Cap Limited Fund, it is unlikely that dramatic economies of scale can be realized due to the fact that such Funds are closed to new investors at relatively low asset levels compared to other funds in similar categories. After considering these factors, the Board, including the Bridgeway Fund's Directors who are not interested persons of the Funds, unanimously approved continuation of the Management Agreement.

On November 10, 2004, the Board met to consider further amendments, as outlined above, to the Management Agreement for Aggressive Investors 1 Fund, Micro-Cap Limited Fund and Aggressive Investors 2 Fund. The Board evaluated the expense ratios of all three Funds and determined it would be beneficial to shareholders, especially given the lack of a theoretical cap to the performance fee as a percentage of current assets under the Rule 205-2 compliant calculation, to lower the limitation on total annual operating expenses for those Funds. For Aggressive Investors 2 Fund, the Board also determined that shareholders could take advantage of economies of scale by adding a break point to the base advisory fee and that it would be in the best interests of shareholders to reduce the range of the performance adjustment. The Board felt this change to be important to avoid large variations in performance fees that may result under the new method of calculation. Taking these things into consideration, the Board, including the Bridgeway Fund's Directors who are not interested persons of the Funds, unanimously approved the amendments to the Management Agreement, subject to the approval of the shareholders of the Funds affected.

PROPOSAL 1: APPROVAL OF AMENDMENTS TO THE MANAGEMENT AGREEMENT FOR ALL FUNDS

The Management Agreement for the Funds was amended, in response to SEC concerns, at a meeting of the Board of Directors of Bridgeway Funds held on April 20, 2004, to take effect retroactively on March 23, 2004. The SEC's concerns related to calculation of performance-based advisory fees and thus, the Management Agreement was amended for all Funds with performance based advisory fees.

The Management Agreement for Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Micro-Cap Limited Fund provides for an adjustment to the base advisory fee of annualized rate of +/-0.70% times the average daily net assets of the Fund, depending upon how the Fund performed compared to its benchmark index over a five-year trailing period. The base management fee for these Funds was 0.90% of the value of the Fund's current net assets up to $250 million, 0.875% of net asset value from $250-$500 million and 0.85% of net asset value above $500 million. However, during the quarter that the Micro-Cap Limited

Fund's net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management, subject to a maximum annualized expense ratio of 1.49% of net assets.

The Management Agreement for the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds provides for an adjustment to the base advisory fee of an annualized rate of +/-0.05% times the average daily net assets of the Fund, depending upon how the Fund performed compared to its benchmark index over a five-year trailing period. The base management fee for the Small-Cap Growth and Small-Cap Value Funds is 0.60% of the value of each Fund's current net assets; the base management fee for the Large-Cap Growth and Large-Cap Value Funds is 0.50% of the value of each Fund's current net assets. While these four Funds were not involved in the SEC action, as they had not yet paid a performance fee, the performance calculation needed to be revised because they used a similar performance fee methodology as the Funds that were involved in the SEC action.

Under the previous Management Agreement, the advisory fee performance adjustment was applied to the average daily net assets over the current period to arrive at the net Adviser's management fee. Thus, the calculation under the previous agreement adjusted the base rate by the performance rate to form one percentage which was then applied to the current period average daily net assets to determine the Adviser's fee. The SEC determined this was in violation of Rule 205-2 of the Investment Advisers Act and that the performance-adjustment rate portion of the management fee should be applied to the average daily net assets over the five-year performance period instead of being applied to the average daily net assets over the current period.

The amended Management Agreement applies the performance rate and the base rate separately. Under the amended agreement, the base rate is applied to a Fund's average daily net assets over the current quarter, while the performance adjustment percentage is applied to a Fund's average daily net assets over the five-year performance period. The corresponding dollar values are then added to arrive at the overall Adviser's management fee for the current period.

By way of example, assume a Fund had a performance adjustment rate of 0.30%, calculated by comparing performance of the Fund to its benchmark index over the five-year period ended December 31, 2003, and had a base advisory fee of an annualized rate of 0.90%. Under the amended Management Agreement, the Adviser would receive as its fee the annualized rate of 0.90% times the Fund's average daily net assets over the current quarter ending December 31, 2003, plus the annualized rate of 0.30% times the Fund's average daily net assets over the five-year period ended December 31, 2003. Under the previous Management Agreement, the Adviser would receive an annualized rate of 1.2% (base annualized rate of 0.90% adjusted upwards 0.30%) times the average daily net assets of the Fund throughout the subsequent quarter as its fee.

The table below shows the management fees that would have been paid to the Adviser during the Funds last fiscal year under the previous Management Agreement (that is, the table shows fees that would have been paid assuming the calculation methodology was not corrected to comply with Rule 205-2 for the entire fiscal year) as compared with the fees that would have been paid during that period had the amendments to Management Agreement been in place for the entire period. It is important to note that while the fees for each Fund that paid a performance adjusted management fee in the last fiscal year would have been lower under the amended management agreement due to market beating performance combined with generally increasing net assets, the fees would be higher in times of generally increasing net assets and market lagging performance. The fees would also be higher in times of generally declining net assets (due to either a market decline or net redemptions) and market beating performance. Thus, the amended agreement may not necessarily lead to a lower total management fee in future time periods.(1) You can find the proposed amendments to the Management Agreement for each Fund at Exhibit A to this Proxy Statement.

----------
(1) To guard against the possibility that the performance fee could rise unreasonably (as a percentage of current period net assets) the Board has recommended lowering maximum operating expense limitations for Micro-Cap Limited Fund and Aggressive Investors 1 Fund in Proposal 2 below and for Aggressive Investors 2 Fund in Proposal 3.

                               Management Fees       Management Fees
                               Calculated under      Calculated under
                             Previous Management    Amended Management
                             Agreement for Fiscal  Agreement for Fiscal      Percentage
                                 Year Ended             Year Ended       Difference Between
           Fund                 June 30, 2004*        June 30, 2004*           Fees
---------------------------  --------------------  --------------------  ------------------
Aggressive Investors 1 Fund      $5,448,818               $4,339,421          -20.36%
Aggressive Investors 2 Fund      $  941,223               $  696,951          -25.95%
Micro-Cap Limited Fund           $1,209,616               $  856,320          -29.21%
Small-Cap Growth Fund**          $   51,192               $   51,192            0.00%
Small-Cap Value Fund**           $    6,185               $    6,185            0.00%
Large-Cap Growth Fund**          $   43,670               $   43,670            0.00%
Large-Cap Value Fund**           $        0               $        0            0.00%

----------
*     Net of any fee waiver, if applicable

** These Funds did not pay a performance adjusted fee during the fiscal year ended June 30, 2004, because they commenced operations on October 31, 2003 and the performance adjustment had not become operative.

As part of the settlement with the SEC, the Adviser has agreed to reimburse persons holding shares of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Micro-Cap Limited Fund prior to March 23, 2004, for any overpayment of advisory fees. The reimbursement will be made pursuant to a plan of distribution prepared by an independent distribution consultant in consultation with the Adviser and the staff of the Securities and Exchange Commission. The plan of distribution will describe the methodology to be used to calculate the payments due to eligible shareholders and the procedures to be used to locate and provide notice to eligible shareholders. More information on the settlement or the status of the distribution can be found at www.bridgeway.com.

The amendments to the Management Agreement to change the calculation of the performance based portion of the advisory fee for the Funds must be approved by a majority vote of the outstanding shares of each of the Funds. That is, each Fund is voting separately on this proposal.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2: APPROVAL OF FURTHER AMENDMENTS TO THE MANAGEMENT AGREEMENT FOR AGGRESSIVE INVESTORS 1 FUND AND MICRO-CAP LIMITED FUND

The Bridgeway Funds Board of Directors determined at a meeting held on November 10, 2004 that Aggressive Investors 1 Fund and Micro-Cap Limited Fund shareholders would benefit from a reduced total annual operating expense limitation. The Board of Directors approved an amendment to the Management Agreement for the Funds, subject to the approval of shareholders.

Presently, the Adviser reimburses the Funds for operating expenses to ensure total annual operating expenses for the Funds do not exceed certain expense limitations. The current Management Agreement limits total annual operating expenses at 2.00% of the average net asset value of the Aggressive Investors 1 Fund. The proposed amendment would lower the limitation to 1.80%. Under the current Management Agreement, the total annual operating expense limitation for Micro-Cap Limited is 1.90%. The proposed amendment to the Management Agreement lowers the limitation to 1.85%.

The Board determined that lowering the total annual operating expense limitation is in the best interests of Fund shareholders. Lowering this limitation is not required as part of the SEC settlement with the Adviser. However, the Board of Directors believes that the performance management fee structure could create outcomes that may not have been anticipated by shareholders and which could lead to management fees as a percentage of current assets at a level higher than anticipated.

There are at least two circumstances in which the performance fee calculation could produce high expense ratios for shareholders. The first situation would be where the Fund has strong performance, putting it at the maximum performance adjustment, yet has declining current assets (from either redemptions or a declining market). In this case, the performance fee portion of the management fee, as a percentage of current assets, could actually go above the nominal rate of 0.70%. For instance, if you have a performance adjustment rate of 0.70% based on strong relative five-year performance, if current assets in the Fund happen to be one-half the average historic assets (from either redemptions or market declines), the rate reported to current shareholders as a percentage of current assets effectively doubles to 1.40%.

In another circumstance, if a period of strong asset growth and strong performance is followed by a period of flat asset levels (possibly because the Fund is closed), then the five-year average assets will approach current assets and the performance fee will increase as a percent of current assets. For instance, if the performance adjustment rate is 0.70% and historic assets are half of the current level of net assets, the effective rate becomes 0.35% of current net assets. However, as historic average net assets begin to approach current net assets (again, perhaps because the Fund is closed), then the 0.35% will increase to approach the proposed nominal rate of 0.70%.

In order to protect shareholders from high expense ratio in certain market conditions, the Board has approved a reduced operating expense limitation.

In order to amend the Management Agreement for Aggressive Investors 1 Fund and Micro-Cap Limited Fund, shareholders of each Fund must approve the amendments by a majority vote. The proposed amendments will become effective on the first day of the calendar quarter next following approval of the amendments by shareholders. If not approved by shareholders, the amendments will not take effect. The proposed amendment may become effective for one Fund, but not the other, if approved by the shareholders of that Fund.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

PROPOSAL 3: APPROVAL OF FURTHER AMENDMENTS TO THE MANAGEMENT AGREEMENT FOR AGGRESSIVE INVESTORS 2 FUND

At the Board of Directors meeting held on November 10, 2004, the Board determined that Aggressive Investors 2 Fund shareholders would benefit from an additional breakpoint in the base advisory fee paid to the Adviser, a reduction in the performance adjustment rate and a reduced total annual operating expense limitation. The Board approved amendments to the Management Agreement for the Fund to make those changes, subject to shareholder approval.

Under the current Management Agreement, the base advisory fee for Aggressive Investors 2 Fund is 0.90% for the first $250 million of average daily net assets, 0.875% for average daily net assets from $250 million to $500 million and 0.85% for average daily net assets above $500 million. The agreement provides for a performance adjustment ranging from -0.70% to +0.70% and the operating expense limitation is 1.90% of average daily net assets.

The proposed amendments to the Management Agreement alter the terms of the base advisory fee, the performance adjustment rate and the operating expense limitation. Under the amended agreement, the Adviser will only receive 0.80% of average daily net assets above $1 billion as its base advisory fee; the performance adjustment range will be -0.30% to +0.30%; and the operating expense limitation will be 1.75%. If those changes had been in effect during the Fund's fiscal year ended June 30, 2004, and if the advisory fees for Aggressive Investors 2 were calculated for that period in accordance with Rule 205-2 as described in Proposal 1, the advisory fees paid by Aggressive Investors 2 would have been reduced by $69,307, or approximately 10%.

The Board believes that adding the additional breakpoint to the base advisory fee is in the best interests of the Fund's shareholders. It is anticipated by the Fund and the Adviser that assets in the Fund could grow to over $1 billion at some time in the future and the additional break point would recognize some economies of scale envisioned in the operation of this Fund.

The Board believes that reducing the performance adjustment rate is in the best interests of the Fund's shareholders. The Fund invests 80% of its assets in companies with market capitalizations roughly $1 billion and greater. This focus on mid to large capitalization companies should provide less volatility in returns than some of Bridgeway's micro-cap oriented funds and may result in lower long-term average performance. The proposed decreased performance rate adjustment should lead to a less volatile expense ratio while still providing significant alignment between the Adviser and the shareholders and limiting the possible management fee expense. This structure, though, also has the effect of raising the minimum fee to the Adviser in conditions of sustained underperformance versus the Fund's benchmark index. To address that possibility, the proposed amendment to the Management Agreement provides a transition period of thirty months following its effective date during which the fee payable to the Adviser will be the lesser of the amount which would have been due after applying the performance adjustment under the current agreement or the fee payable after applying the performance adjustment specified in the proposed amendment.

The Board determined that lowering the total annual operating expense limitation would be in the best interests of the Fund's shareholders. Lowering this limitation is not required as part of the SEC settlement with the Adviser. However, the Board of Directors believes that the performance management fee structure could create outcomes that may not have been anticipated by shareholders and which could lead to the reporting of management fees as a percentage of current assets at a level higher than anticipated.

There are at least two circumstances in which the performance fee calculation could produce high expense ratios for shareholders. The first situation would be where the Fund has strong performance, putting it at the maximum performance adjustment, yet has declining current assets (from either redemptions or a declining market). In this case, the performance fee portion of the management fee, as a percentage of current assets, could actually go above the nominal rate of 0.70%. For instance, if you have a performance adjustment rate of 0.70% based on strong relative five-year performance, if current assets in the Fund happen to be one-half the average historic assets (again, from either redemptions or market declines), the rate reported to current shareholders as a percentage of current assets effectively doubles to 1.40%.

In another circumstance, if a period of strong asset growth and strong performance is followed by a period of flat asset levels (possibly because the Fund is closed), then the five-year average assets will approach current assets and the performance fee will increase as a percent of current assets. For instance, if the proposed performance adjustment rate is 0.70% and historic assets are half of the current level of net assets, the effective rate becomes 0.35% of current net assets. However, as historic average net assets begin to approach current net assets (again, perhaps because the Fund is closed), then the 0.35% will increase to approach the proposed nominal rate of 0.70%.

In order to protect shareholders from high expense ratios in certain market conditions, the Board has approved a reduced operating expense limitation.

In order to amend the Management Agreement for Aggressive Investors 2 Fund, shareholders of the Fund must approve the amendments by a majority vote. The proposed amendments will become effective on the first day of the calendar quarter next following approval of the amendments by shareholders. If not approved by shareholders, the amendments will not take effect. The proposed amendment to the Management Agreements provides a transaction period of thirty months following its effective date during which the fee payable to the Adviser will be the lesser of the amount which would have been due after applying the performance adjustment under the current management agreement or the fee payable after applying the performance adjustment specified in the proposed amendment.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                               GENERAL INFORMATION

DISTRIBUTOR

Forum Fund Services, LLC., Two Portland Square, Portland, Maine 04101

ADMINISTRATOR

Bridgeway Capital Management, Inc., 5615 Kirby Street, Suite 518, Houston, Texas 77005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 5% of the outstanding shares of each Fund as of January 14, 2005 are listed below.

                           Name and Address of
          Fund               Beneficial Owner        Number of Shares Owned  Percent Ownership
----------------------  ---------------------------  ----------------------  -----------------
Aggressive Investors 1  Charles Schwab & Co., Inc.        1,331,980.900            19.99%
                        101 Montgomery St.

                        National Financial Svc.           1,204,256.120            18.08%
                        Corp.
                        P.O. Box 989030
                        New York, NY 10281

                        National Investors Services         414,526.800             6.22%
                        55 Water St., 32nd floor
                        New York, NY 10041

                        Bridgeway Capital Mgmt.               7,585.210              .00%
                        5615 Kirby Dr., Ste. 518
                        Houston, TX 77005

Aggressive Investors 2  National Financial Svc.           1,506,273.120            17.91%
                        Corp.
                        P.O. Box 989030
                        New York, NY 10281

                        Charles Schwab & Co., Inc.        1,500,032.900            17.84%
                        101 Montgomery St.

                        National Investors Services         493,691.580             5.87%
                        55 Water St., 32nd floor
                        New York, NY 10041

                        Bridgeway Capital Mgmt.              19,890.100              .00%
                        5615 Kirby Dr., Ste. 518
                        Houston, TX 77005

Micro-Cap Limited       Eternity, LTD                       918,235.520            15.28%
                        P.O. Box N-7776
                        Nassau, Bahamas

                        National Financial Svc.             687,575.860            11.44%
                        Corp.
                        P.O. Box 989030
                        New York, NY 10281

                           Name and Address of
          Fund               Beneficial Owner        Number of Shares Owned  Percent Ownership
----------------------  ---------------------------  ----------------------  -----------------
                        National Investors Services        511,504.320             8.51%
                        55 Water St., 32nd floor
                        New York, NY 10041

                        Bridgeway Capital Mgmt.             32,377.080              .01%
                        5615 Kirby Dr., Ste. 518
                        Houston, TX 77005

Small-Cap Growth        National Financial Svc.            826,852.030            21.64%
Class N                 Corp.
                        P.O. Box 989030
                        New York, NY 10281

                        National Investors Services        352,677.620             9.23%
                        55 Water St., 32nd floor
                        New York, NY 10041

Small-Cap Growth        Charles Schwab & Co., Inc.         854,939.210            97.31%
Class R                 101 Montgomery St.

Small-Cap Value         National Financial Svc.            646,802.380            20.84%
Class N                 Corp.
                        P.O. Box 989030
                        New York, NY 10281

                        SEMA & Co.                         315,000.000            10.15%
                        12E 49th St., 41st fl.
                        New York, NY  10017

                        National Investors Services        267,591.420             8.62%
                        55 Water St., 32nd floor
                        New York, NY 10041

Small-Cap Value         Charles Schwab & Co., Inc.         394,835.220            96.44%
Class R                 101 Montgomery St.

Large-Cap Growth        National Financial Svc.            446,115.630            13.44%
Class N                 Corp.
                        P.O. Box 989030
                        New York, NY 10281

                        National Investors Services        240,666.750             7.25%
                        55 Water St., 32nd floor
                        New York, NY 10041

Large-Cap Growth        Charles Schwab & Co., Inc.         890,416.200            97.35%
Class R                 101 Montgomery St.

                           Name and Address of
          Fund               Beneficial Owner        Number of Shares Owned  Percent Ownership
----------------------  ---------------------------  ----------------------  -----------------
Large-Cap Value         National Financial Svc.           275,618.620              14.79%
Class N                 Corp.
                        P.O. Box 989030
                        New York, NY 10281

                        National Investors Services       140,541.690               7.54%
                        55 Water St., 32nd floor
                        New York, NY 10041

Large-Cap Value         Charles Schwab & Co., Inc.        238,764.950              96.74%
Class R                 101 Montgomery St.

SECURITY OWNERSHIP OF MANAGEMENT

Officers and Directors of Bridgeway Funds who beneficially owned shares of the solicited funds as of January 14, 2005 are listed below along with the number of shares and corresponding percentage of ownership of each such Officer or Director.

                        Name and Address(1) of
           Fund           Beneficial Owner      Number of Shares Owned  Percent Ownership
----------------------  --------------------    ----------------------  -----------------
Aggressive Investors 1  Miles D. Harper                    5.985              .00%
                        Karen S. Gerstner             11,141.811              .00%
                        Kirbyjon Caldwell              1,209.370              .00%
                        John Montgomery                4,378.479              .00%
                        Michael D. Mulcahy             5,536.689              .00%
Aggressive Investors 2  Kirbyjon Caldwell              4,242.831              .00%
                        John Montgomery               10,856.792              .00%
                        Michael D. Mulcahy             5,719.348              .00%
                        Linda G. Giuffre                 563.655              .00%
Micro-Cap Limited       Kirbyjon Caldwell              2,901.512              .00%
                        John Montgomery               12,399.337              .00%
                        Michael D. Mulcahy             8,801.003              .00%
Small-Cap Growth Cl N   Karen S. Gerstner                973.857              .00%
Small-Cap Value Cl N    Karen S. Gerstner                992.269              .00%
Large-Cap Growth Cl N   Karen S. Gerstner                979.940              .00%
Large-Cap Value Cl N    Karen S. Gerstner                939.061              .00%

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

OTHER MATTERS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment and in the best interests of shareholders.

ADJOURNMENT

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the Meeting, the persons named as Proxies may move for one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as Proxies will vote in favor of such adjournment those shares that they are entitled to vote.

SHAREHOLDER PROPOSALS FOR FUTURE MEETINGS OF SHAREHOLDERS

Since Bridgeway Funds does not normally hold an annual meeting of shareholders, or special meetings, unless called by the Board of Directors, shareholders wishing to submit proposals that are intended to be presented at any future shareholder meeting should submit the proposal(s) in writing to the Secretary of Bridgeway Funds, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

Submission of a proposal by shareholders does not guarantee its inclusion in a Proxy Statement. For instance, any shareholder proposal received within 90 days of the next shareholder meeting will not be included in the Proxy Statement of that Meeting. Bridgeway Funds is not obligated to call a shareholder meeting to consider any proposal that is substantially the same as a matter voted upon by the shareholders in the preceding twelve months, unless requested by holders of a majority of all shares entitled to vote at such meeting.

                                       By order of the Board of Directors

February 14, 2005                      Joanna Barnhill, Secretary

                              MANAGEMENT AGREEMENT

MANAGEMENT AGREEMENT, made this 22nd day of October 2003 by and between Bridgeway Funds, Inc., a Maryland corporation ("Bridgeway Funds"), and Bridgeway Capital Management, Inc., a Texas corporation (the "Adviser").

                                   WITNESSETH:

WHEREAS, Bridgeway Funds is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered shares of the Fund named in Exhibit A for public offering under the Securities Act of 1933, as amended (the "1933 Act");

WHEREAS, the Adviser is engaged principally in the business of rendering investment and management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), as amended;

WHEREAS, Bridgeway Funds and the Adviser wish to enter into an agreement to provide for investment advisory and management services to Bridgeway Funds upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.    Appointment of the Adviser

Bridgeway Funds hereby appoints the Adviser to manage the investment and reinvestment of the assets of the Fund named in Exhibit A hereto. Bridgeway Funds further appoints the Adviser to manage its affairs for the period and on the terms set forth in this agreement. The Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations set forth for the compensation herein provided, subject to the supervision of the Board of Directors of Bridgeway Funds and giving due consideration to the investment policies and restrictions and other statements concerning Bridgeway Funds in the Bridgeway Funds Articles of Incorporation, Bylaws, and Registration Statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time and applicable to Bridgeway Funds as a registered investment company. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Bridgeway Funds in any way or otherwise be deemed as agent of Bridgeway Funds.

The Adviser shall manage the investment and reinvestment of the Fund's assets, subject to and in accordance with its investment objectives and restrictions stated in the Bridgeway Funds Registration Statement. In pursuing the foregoing, the Adviser shall make all determinations, without prior consultation with Bridgeway Funds, as to which securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall take steps necessary to implement same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's securities shall be exercised. The Adviser shall render regular reports to the Bridgeway Funds Board concerning the Fund's investment activities.

In connection with the placement of orders for the execution of the Fund's transactions the Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations.

2.    Expenses

      A.    Expenses Paid by Bridgeway Funds

Expenses incurred in the operations of Bridgeway Funds and the offering of its shares shall be borne by Bridgeway Funds, unless such expense is specifically assumed herein by the Adviser. Expenses borne by Bridgeway Funds include but are not limited to:

                  (1) Investment Advisory Fees to the Adviser as provided herein,

                  (2) Charges and expenses of any custodian or depository appointed by Bridgeway Funds for the safekeeping of its cash, securities and other property,

                  (3) Brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,

                  (4) Directors' fees and expenses of Bridgeway Funds' Directors who are not interested persons of the Adviser,

                  (5) Reimbursement to the Adviser for any compensation paid by the Adviser to its employees who serve in the role and fulfill the function of Bridgeway Funds Treasurer and Secretary. Such reimbursement will be in proportion to time spent on these functions. Bridgeway Funds will not reimburse the Adviser for any compensation paid to the President of Bridgeway Funds.

                  (6) The charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and equipment, and record keeping services and equipment,

                  (7) The charges and expenses of the transfer agency and registrar function performed by or on behalf of the Fund,

                  (8) All taxes and corporate fees payable by Bridgeway Funds to federal, state or other government agencies,

                  (9) Fees and expenses involved in registering and maintaining registration of Bridgeway Funds and of shares of the Fund with the Securities and Exchange Commission (the "SEC") and qualifying such shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund,

                  (10) All expenses of Directors' meetings and of preparing and printing reports to Directors and shareholders,

                  (11) Charges and expenses of legal counsel for Bridgeway Funds and the Independent Directors of Bridgeway Funds incurred in connection with legal matters relating to Bridgeway Funds, including without limitation, legal services rendered in connection with Bridgeway Funds' corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which Bridgeway Funds has herein assumed,

                  (12)  Interest expense,

                  (13)  Insurance expense, and

                  (14)  Association membership dues

            B.    Expenses Paid by the Adviser

The Adviser shall bear all its costs and expenses in rendering the investment advisory services required under this Agreement. The Adviser shall also furnish to Bridgeway Funds, at the Adviser's expense, office space in the offices of the Adviser or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment for managing the affairs and maintaining the records of Bridgeway Funds except as specifically listed in Exhibit A. If desired by Bridgeway Funds, the Adviser shall arrange for members of the Adviser's organization, or its affiliates, to serve as agents of Bridgeway Funds without salaries from Bridgeway Funds.

            C.    Additional Expenses

The Adviser and Bridgeway Funds reserve the right to agree upon other expense allocations due to new developments impacting Bridgeway Funds or the mutual fund industry including but not limited to legal decisions, new SEC rules and regulations, and industry practices, so long as the reallocation of expenses are approved by a majority of the Independent Directors of Bridgeway Funds.

3.    Investment Advisory Fees

As compensation for services rendered hereunder, Bridgeway Funds will pay the Adviser, out of the assets of the Fund, an Advisory Fee computed as specified in Exhibit A hereto with respect to the Fund.

4.    Fee Calculation

See Exhibit A

5.    Broker-Dealer Relationships

The Adviser is authorized in its discretion to select the brokers or dealers that will execute transactions for Bridgeway Funds and is directed to use its best efforts to seek best execution for such transactions; provided, however, that the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a Fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services, if any, provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund, other Funds of Bridgeway Funds, and to other clients of the Adviser to which the Adviser exercises investment discretion.

In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of Bridgeway Funds on a continuing basis; and such other factors as may be disclosed in the Bridgeway Funds Prospectus and Statement of Additional Information or as approved by the Bridgeway Funds Board of Directors. Bridgeway Funds acknowledges that the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of execution services offered.

To the extent consistent with applicable law, purchase or sell orders for Bridgeway Funds may be aggregated with simultaneous purchase or sell orders for other clients of the Adviser. Whenever the Adviser so aggregates or simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of the Adviser, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by the Adviser to be fair and equitable to each client and consistent with the Bridgeway Funds Trade Allocation Policy approved annually by the Bridgeway Funds Board. The Bridgeway Funds Board of Directors understands that in some cases, this procedure may adversely affect the results obtained for Bridgeway Funds.

Notwithstanding any other provisions in this Section 5, Bridgeway Funds shall retain the right to direct the placement of all Fund transactions, and the Directors of Bridgeway Funds may establish policies or guidelines concerning Fund transactions, which shall be followed by the Adviser in placing transactions for the Fund.

6.    Audit

Bridgeway Funds shall cause its books and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall be selected and hired by the Audit Committee of the Bridgeway Funds Board and shall render a report to the Bridgeway Funds Board.

7.    Non-Exclusivity

The services of the Adviser to Bridgeway Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

Subject to and in accordance with the Articles of Incorporation of Bridgeway Funds and of the Certificate of Incorporation of the Adviser, respectively, it is understood that directors, officers, agents and stockholders of Bridgeway Funds are or may be interested in the Adviser (or any successor thereof) as directors, officers or stockholders, or otherwise, that directors, officers, agents and stockholders of the Adviser are or may be interested in Bridgeway Funds (or any such successor) as directors, officers, stockholders or otherwise, and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and Certificate of Incorporation, respectively.

8.    Amendment

This agreement may be amended by mutual consent of the parties only if such amendment is specifically approved (1) by a majority of the Directors of Bridgeway Funds, including a majority of the Directors of Bridgeway Funds who are not interested persons of Bridgeway Funds or the Adviser and, (2) if required by law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

9.    License Agreement

Bridgeway Funds shall have the non-exclusive right to use the name "Bridgeway" to designate any current or future series of shares only so long as Bridgeway Capital Management, Inc. serves as investment manager or adviser to Bridgeway Funds with respect to such shares. Bridgeway Funds shall not use the name of the Adviser in any Prospectus, sales literature or other material relating to Bridgeway Funds in any manner not approved prior thereto by the Adviser; provided however, that the Adviser shall approve all use of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of Bridgeway Funds or the Fund in any material relating to the Adviser in any manner not approved prior thereto by Bridgeway Funds; provided, however, that Bridgeway Funds shall approve all uses of its name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC; and provided further that in no event shall such approval be unreasonably withheld.

10.   Liability of the Adviser

Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to Bridgeway Funds or to any shareholder of Bridgeway Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, unless the Adviser agrees to assume the loss or liability for such losses.

11.   Force Majeure

The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppage, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

12.   Effective Date; Termination; Assignment

This Agreement shall become effective October 31, 2003 and shall continue in effect for one year thereafter from year to year if its continuance after that date is specifically approved on or before that date and at least annually thereafter by the vote of a majority of the outstanding voting securities of the Fund, or by the Board of Directors of Bridgeway Funds, including a majority of the Directors of Bridgeway Funds who are not parties to the Agreement or interested persons of such parties, provided, however, that: (1) this Agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of Bridgeway Funds or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser, (2) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (3) this Agreement may be terminated altogether by the Adviser on ninety days' written notice to Bridgeway Funds. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

13.   Severability

If any provision of this Agreement shall be held or made invalid by any court of competent jurisdiction, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.   Notices

Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the party entitled to receive such notice at the address that party may designate. Until further notice to the other party, it is agreed that the address of Bridgeway Funds and that of the Adviser shall be 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

15.   Questions of Interpretation

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and interpretations thereof, if any, by the United States Courts or in the orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.   Dispute Resolution

      A. Direct Discussions. Bridgeway Funds and the Adviser shall attempt, in good faith, to resolve by direct discussions any disputes between them arising out of, relating to or in connection with this Agreement.

      B. Mediation. If direct discussions do not resolve the dispute, either party may initiate mediation within 30 days of termination of direct discussions. All disputes shall be submitted to mediation then to arbitration. Unless otherwise agreed, mediation proceedings shall be administered by the American Arbitration Association.

      C. Arbitration. If the parties fail to resolve the dispute through mediation within 60 days after commencement of mediation, then either party may submit the dispute for arbitration. Unless otherwise agreed, arbitration proceedings shall be administered by the American Arbitration Association. A demand for arbitration shall be filed with the American Arbitration Association within the applicable statute of limitations. All disputes submitted to arbitration shall be resolved pursuant to the procedures set forth in the Federal Arbitration Act.

            The parties to this Agreement may agree on one arbitrator to hear their dispute, in which case the decision of the sole arbitrator shall decide the dispute. In the event that the parties cannot agree on one arbitrator, either party may elect to have the dispute heard by a three-arbitrator panel. If a three-arbitrator panel is selected by Bridgeway Funds, then it shall pay all fees and expenses of all three arbitrators. If the Adviser elects a three arbitrator panel:
            (1) the Adviser shall (prior to the hearing) deposit with the American Arbitration Association an amount equal to one-third of the total anticipated fees and expenses of the three arbitrators; and,
            (2) Bridgeway Funds shall pay the remaining fees and expenses of the arbitrators. If both parties elect a three-arbitrator panel then each will pay one-half of the resulting fees and expenses. In the case of a three-arbitrator panel, the dispute shall be decided on the decision of a majority of the panel.

            The decision of the arbitrator(s) shall be final and binding and may be enforced in any court of competent jurisdiction. The arbitrator(s) shall apply recognized privileges and exemptions from discovery, such as the attorney-client, work-product and anticipation of litigation privileges. The arbitrator(s) shall have the authority to award any relief (including preliminary, temporary or permanent injunctive relief) which could be awarded by a state or federal court sitting in Texas. Upon request from any party seeking preliminary or temporary injunctive relief, the American Arbitration Association shall immediately appoint a single interim arbitrator to hear and rule on such request as quickly as possible. The arbitrator(s) shall be bound by the substantive law of the United States and the State of Texas.

            To the extent permitted by law, (the foregoing not withstanding) the arbitrator(s) shall have the authority to award attorneys' fees and costs to the prevailing party. In addition, the arbitrator(s) shall have the discretion to allocate between the parties the fees and expenses of the American Arbitration Association and the fees and expenses of the arbitrator(s).

This dispute resolution clause shall in no way effect the right of either party to terminate this Agreement as set forth in paragraph 12 above.

17.   Miscellaneous

Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the state of Texas. The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.

                                              BRIDGEWAY FUNDS, INC.

                                                     By: _______________________
                                                              President

                                              BRIDGEWAY CAPITAL MANAGEMENT, INC.

                                                     By: _______________________
                                                              President

                                                                       EXHIBIT A

Fund: Aggressive Investors 1 Fund (the "Fund")
Fund Inception Date: 08/05/1994
Effective Date of Exhibit: 04/01/2005

General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets in the quarter up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000,

For purposes of calculating the Base Advisory Fee, the Fund's daily net assets shall be computed by adding the Fund's total daily asset values less liabilities during the quarter and dividing the resulting total by the number of days in that quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2002, the relevant five-year period would be from Friday, December 30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.70% divided by 15.00% = 4.67%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2002, through December 31, 2002, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.30% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Limitations

Fund operating expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 1.80% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

                                                                       EXHIBIT A

Fund: Micro-Cap Limited Fund (the "Fund")
Fund Inception Date: 06/30/1998
Effective Date of Exhibit: 4/01/2005
General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets in the quarter up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000,

However, during the quarter that the Micro-Cap Limited Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be determined as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the Advisory Fee is determined.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the most recent quarter and dividing the resulting total by the number of days in that quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2005, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereafter "Index") will range from -0.70% to +0.70%. Whereas the Index is not available until approximately two weeks after the close of the quarter, the Index will be estimated using the Russell 2000 Value Index as published on the last day of the quarter. Any adjustments required between the estimated index and the actual results will be accrued in the subsequent period. The Performance Adjustment Rate will be calculated at an annualized rate of 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 24.40% over the Performance Period (0.70% divided by 24.40% = 2.87%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2005. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be an annualized rate of 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

Performance Adjustments to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.18% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 1.85% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

                                                                       EXHIBIT A

Fund: Aggressive Investors 2 Fund (the "Fund")
Fund Inception Date: 10/31/2001
Effective Date of Exhibit: 4/01/2005
General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets in the calendar quarter up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets;

(3)   0.85% of the next $500,000,000 of such assets; and

(4)   0.80% of such assets over $1,000,000,000.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities during the calendar quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2007, the relevant five-year period would be from December 31, 2002 through December 31, 2007.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.30% to +0.30%. The Performance Adjustment Rate will be calculated at 2.00% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 2.00% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15.00% over the Performance Period (0.30% divided by 15.00% = 2.00%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2007. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be an annualized rate of 2.00% times the difference in returns, or 2.00% times (27.63% - 21.21%) = 0.13%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

            (b) From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

For a period of thirty (30) months following the Effective Date of the Exhibit noted above, the Advisory Fee payable to the Adviser shall be the lesser or (i) the amount which would be due after applying the Performance Adjustment Rate described herein, and (ii) the amount which would be due after applying the Performance Adjustment Rate of -0.70 % to 0.70% of average daily net assets described in the predecessor to this Exhibit.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2007, through December 31, 2007, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.13% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 1.75% of the value of its average net assets.

The Adviser will reimburse operating expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

                                                                       EXHIBIT A

Fund: Large-Cap Growth Fund (the "Fund")
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 4/01/2005
General Provisions

The Fund's expenses, (including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.50% of the value of the Fund's average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2008, the relevant five-year period would be from Wednesday, December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Growth Index as published after the close of the market on the last day of the Performance Period (the "Index") and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum operating expense limitation of 0.84% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum operating expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year. New classes of shares of the Fund may carry a different operating expense limitation.

                                                                       EXHIBIT A

Fund: Large-Cap Value Fund (the "Fund")
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 4/01/2005

General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Rate): 0.50% of the value of the Fund's average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2008, the relevant five-year period would be from Wednesday, December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Value Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

      Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment Fee equal to an annualized rate of 0.02% (the Performance Adjustment
Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum operating expense limitation of 0.84% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum operating expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year. New classes of shares of the Fund may carry a different operating expense limitation.

                                                                       EXHIBIT A

Fund: Small-Cap Growth Fund (the "Fund")
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 4/01/2005

General Provisions

The Fund's expenses, including the Base Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.60% of the value of the Fund's average daily net assets during the most recent calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2008, the relevant five-year period would be fromWednesday, December 31, 2003 through Wednesday, December 31, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Growth Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum operating expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum operating expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year. New classes of shares of the Fund may carry a different operating expense limitation.

                                                                       EXHIBIT A

Fund: Small-Cap Value Fund (the "Fund")
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 4/01/2005

General Provisions

The Fund's expenses, including the Base Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.60% of the value of the Fund's average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2008, the relevant five-year period would be from Wednesday, December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Value Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the average daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to annualized rate of 0.02% (the Performance Adjustment Rate) times the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum operating expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum operating expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year. New classes of shares of the Fund may carry a different operating expense limitation.

                              BRIDGEWAY FUNDS, INC.
                           Aggressive Investors 1 Fund
                           5615 Kirby Drive, Suite 518
                              Houston, Texas 77005

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 30, 2005

      The undersigned hereby appoints each of Joanna Barnhill and David Arnold, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Aggressive Investors 1 Fund of Bridgeway Funds, Inc. (the "Fund") to be held on March 30, 2005, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. To approve an amendment to the Management Agreement between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. (the "Agreement") to change the method for calculating the performance based portion of the advisory fee paid by the Fund, as set forth in Proposal 1 of the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

2. To approve further Amendments to the Agreement as set forth in Proposal 2 in the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

 IF YOU DO NOT VOTE ON A PARTICULAR PROPOSAL, THE PROXIES SHALL VOTE "FOR" EACH
                                   PROPOSAL.

      For individual accounts, your name should be signed exactly as it appears on this Proxy card. When shares are held by joint tenants, either party may sign, but the name of the party signing should conform exactly to a name shown on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

                                  Please sign:

                                  Date: _________________________________

                                  _______________________________________
                                  Signature

                                  _______________________________________
                                  Signature (if held jointly)

Please mark, sign, date and mail this proxy promptly using the enclosed envelope. Alternatively, you can vote your shares at www.proxyweb.com, or by calling 800-690-6903. You may also fax your Proxy to the Secretary of the Fund at 877-226-7171.

                              BRIDGEWAY FUNDS, INC.
                           Aggressive Investors 2 Fund
                           5615 Kirby Drive, Suite 518
                              Houston, Texas 77005

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 30, 2005

      The undersigned hereby appoints each of Joanna Barnhill and David Arnold, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Aggressive Investors 2 Fund of Bridgeway Funds, Inc. (the "Fund") to be held on March 30, 2005, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. To approve an amendment to the Management Agreement between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. (the "Agreement") to change the method for calculating the performance based portion of the advisory fee paid by the Fund, as set forth in Proposal 1 of the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

2. To approve further Amendments to the Agreement as set forth in Proposal 3 in the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

 IF YOU DO NOT VOTE ON A PARTICULAR PROPOSAL, THE PROXIES SHALL VOTE "FOR" EACH
                                   PROPOSAL.

      For individual accounts, your name should be signed exactly as it appears on this Proxy card. When shares are held by joint tenants, either party may sign, but the name of the party signing should conform exactly to a name shown on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

                                  Please sign:

                                  Date: _________________________________

                                  _______________________________________
                                  Signature

                                  _______________________________________
                                  Signature (if held jointly)

Please mark, sign, date and mail this proxy promptly using the enclosed envelope. Alternatively, you can vote your shares at www.proxyweb.com, or by calling 800-690-6903. You may also fax your Proxy to the Secretary of the Fund at 877-226-7171.

                              BRIDGEWAY FUNDS, INC.
                             Micro-Cap Limited Fund
                           5615 Kirby Drive, Suite 518
                              Houston, Texas 77005

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 30, 2005

      The undersigned hereby appoints each of Joanna Barnhill and David Arnold, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Micro-Cap Limited Fund of Bridgeway Funds, Inc. (the "Fund") to be held on March 30, 2005, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. To approve an amendment to the Management Agreement between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. (the "Agreement") to change the method for calculating the performance based portion of the advisory fee paid by the Fund, as set forth in Proposal 1 of the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

2. To approve further Amendments to the Agreement as set forth in Proposal 2 in the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

 IF YOU DO NOT VOTE ON A PARTICULAR PROPOSAL, THE PROXIES SHALL VOTE "FOR" EACH
                                   PROPOSAL.

      For individual accounts, your name should be signed exactly as it appears on this Proxy card. When shares are held by joint tenants, either party may sign, but the name of the party signing should conform exactly to a name shown on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

                                  Please sign:

                                  Date: _________________________________

                                  _______________________________________
                                  Signature

                                  _______________________________________
                                  Signature (if held jointly)

Please mark, sign, date and mail this proxy promptly using the enclosed envelope. Alternatively, you can vote your shares at www.proxyweb.com, or by calling 800-690-6903. You may also fax your Proxy to the Secretary of the Fund at 877-226-7171.

                              BRIDGEWAY FUNDS, INC.
                              Large-Cap Value Fund
                           5615 Kirby Drive, Suite 518
                              Houston, Texas 77005

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 30, 2005

      The undersigned hereby appoints each of Joanna Barnhill and David Arnold, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Large-Cap Value Fund of Bridgeway Funds, Inc. (the "Fund") to be held on March 30, 2005, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. To approve an amendment to the Management Agreement between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. to change the method for calculating the performance based portion of the advisory fee paid by the Fund, as set forth in Proposal 1 of the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

 IF YOU DO NOT VOTE ON THE PROPOSAL, THE PROXIES SHALL VOTE "FOR" THE PROPOSAL.

      For individual accounts, your name should be signed exactly as it appears on this Proxy card. When shares are held by joint tenants, either party may sign, but the name of the party signing should conform exactly to a name shown on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

                                  Please sign:

                                  Date: _________________________________

                                  _______________________________________
                                  Signature

                                  _______________________________________
                                  Signature (if held jointly)

Please mark, sign, date and mail this proxy promptly using the enclosed envelope. Alternatively, you can vote your shares at www.proxyweb.com, or by calling 800-690-6903. You may also fax your Proxy to the Secretary of the Fund at 877-226-7171.

                              BRIDGEWAY FUNDS, INC.
                              Large-Cap Growth Fund
                           5615 Kirby Drive, Suite 518
                              Houston, Texas 77005

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 30, 2005

      The undersigned hereby appoints each of Joanna Barnhill and David Arnold, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Large-Cap Growth Fund of Bridgeway Funds, Inc. (the "Fund") to be held on March 30, 2005, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. To approve an amendment to the Management Agreement between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. to change the method for calculating the performance based portion of the advisory fee paid by the Fund, as set forth in Proposal 1 of the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

 IF YOU DO NOT VOTE ON THE PROPOSAL, THE PROXIES SHALL VOTE "FOR" THE PROPOSAL.

      For individual accounts, your name should be signed exactly as it appears on this Proxy card. When shares are held by joint tenants, either party may sign, but the name of the party signing should conform exactly to a name shown on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

                                  Please sign:

                                  Date: _________________________________

                                  _______________________________________
                                  Signature

                                  _______________________________________
                                  Signature (if held jointly)

Please mark, sign, date and mail this proxy promptly using the enclosed envelope. Alternatively, you can vote your shares at www.proxyweb.com, or by calling 800-690-6903. You may also fax your Proxy to the Secretary of the Fund at 877-226-7171.

                              BRIDGEWAY FUNDS, INC.
                              Small-Cap Value Fund
                           5615 Kirby Drive, Suite 518
                              Houston, Texas 77005

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 30, 2005

      The undersigned hereby appoints each of Joanna Barnhill and David Arnold, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Small-Cap Value Fund of Bridgeway Funds, Inc. (the "Fund") to be held on March 30, 2005, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. To approve an amendment to the Management Agreement between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. to change the method for calculating the performance based portion of the advisory fee paid by the Fund, as set forth in Proposal 1 of the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

 IF YOU DO NOT VOTE ON THE PROPOSAL, THE PROXIES SHALL VOTE "FOR" THE PROPOSAL.

      For individual accounts, your name should be signed exactly as it appears on this Proxy card. When shares are held by joint tenants, either party may sign, but the name of the party signing should conform exactly to a name shown on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

                                  Please sign:

                                  Date: _________________________________

                                  _______________________________________
                                  Signature

                                  _______________________________________
                                  Signature (if held jointly)

Please mark, sign, date and mail this proxy promptly using the enclosed envelope. Alternatively, you can vote your shares at www.proxyweb.com, or by calling 800-690-6903. You may also fax your Proxy to the Secretary of the Fund at 877-226-7171.

                              BRIDGEWAY FUNDS, INC.
                              Small-Cap Growth Fund
                           5615 Kirby Drive, Suite 518
                              Houston, Texas 77005

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 30, 2005

      The undersigned hereby appoints each of Joanna Barnhill and David Arnold, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of the Small-Cap Growth Fund of Bridgeway Funds, Inc. (the "Fund") to be held on March 30, 2005, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. To approve an amendment to the Management Agreement between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. to change the method for calculating the performance based portion of the advisory fee paid by the Fund, as set forth in Proposal 1 of the Proxy Statement.

         FOR  [ ]               AGAINST  [ ]               ABSTAIN [ ]

 IF YOU DO NOT VOTE ON THE PROPOSAL, THE PROXIES SHALL VOTE "FOR" THE PROPOSAL.

      For individual accounts, your name should be signed exactly as it appears on this Proxy card. When shares are held by joint tenants, either party may sign, but the name of the party signing should conform exactly to a name shown on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

                                  Please sign:

                                  Date: _________________________________

                                  _______________________________________
                                  Signature

                                  _______________________________________
                                  Signature (if held jointly)

Please mark, sign, date and mail this proxy promptly using the enclosed envelope. Alternatively, you can vote your shares at www.proxyweb.com, or by calling 800-690-6903. You may also fax your Proxy to the Secretary of the Fund at 877-226-7171.